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                                                                 Exhibit 10.8(b)


                             FIRST AMENDMENT TO THE

                       APPLIED GRAPHICS TECHNOLOGIES, INC.

                        1998 INCENTIVE COMPENSATION PLAN



                           WHEREAS, Applied Graphics Technologies, Inc., a Delaware corporation (the "Company"), adopted the Applied Graphics Technologies, Inc. 1998 Incentive Compensation Plan (the "Plan") effective as of May 27, 1998;

                           WHEREAS, the Company desires to amend the Plan to specify the number and vesting of Options that may be granted to Non-Employee Directors; and

                           WHEREAS, Section 16.2 of the Plan provides that, in certain circumstances, the Board may amend the plan at any time;

                           NOW, THEREFORE, the plan is hereby amended effective as of May 27, 1998 as follows:

                           1. A new Section 7.9 is added to the Plan to read as follows:

                                            7.9 Grants to Non-Employee
                                    Directors. Upon being elected a Director, each Non-Employee Director shall be granted a Non-Qualified Stock Option to purchase 25,000 (twenty-five thousand) shares of Common Stock, which Stock Option shall be 50% (fifty percent) Vested on the first anniversary date of the date of grant of such Stock Option and shall be 100% (one hundred percent) Vested on the second anniversary date of the date of grant of such Stock Option. In addition, on each anniversary date of the Non-Employee Director's commencement of service as a Director, the Non-Employee Director will be granted a Non-Qualified Stock Option to purchase 5,000 (five thousand) shares of Common Stock, provided that he or she continues to serve as a Director on such date, which Stock Option shall immediately vest on the respective date of such grant.

                           2. In all other respects, the Plan is hereby ratified and confirmed.

                           3. Capitalized terms used herein but not otherwise defined herein shall have the meanings set forth in the Plan.